Research and Development expenses	12 Months Ended
Dec. 31, 2021
Financial Debt
Research and Development expenses

22.    Research and Development expenses

Research and development expenses consist primarily of product development, engineering to develop and support our products, testing, consulting services and other costs associated with the next generation of the Genio® system. These expenses primarily include employee compensation and outsourced development expenses.

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Staff costs	2,099	1,304	1,252
Outsourced developments	2,754	1,717	1,054
Consulting and contractors' fees	56	—	11
Depreciation and amortization expense	827	20	16
Travel	55	4	33
Other	43	21	9
Capitalized costs	(3,481)	(2,593)	(1,745)
Total research and development expenses	2,353	473	630

Before capitalization of €3.5 million for the year ended December 31, 2021 and €2.6 million for the year ended December 31, 2020, research and development expenses increased by €2.8 million or 90.3 % from €3.1 million for the year ended December 31, 2020, to € 5.8 million for the year ended December 31, 2021, due to an increase in staff to support our R&D activities and in outsourced developments. The Company started as of January 2021 to amortize its intangible assets. This explains the significant increase of depreciation expenses for the year ended December 31, 2021.

Before capitalization of €2.6 million for the year ended December 31, 2020, Research and development expenses increased by 29.1 % from €2.4 million for the year ended December 31, 2019 to €3.1 million for the year ended December 31, 2020 due mainly to the further development of the Genio® system.